SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): August 7, 1997
                      ------------------------------------


                          CITIBANK (SOUTH DAKOTA), N.A.
                                  ON BEHALF OF
                       CITIBANK CREDIT CARD MASTER TRUST I
         (Issuer in respect of the Citibank Credit Card Master Trust I

      8 7/8% Class A Credit Card Participation Certificates, Series 1991-3
      9 1/4% Class B Credit Card Participation Certificates, Series 1991-3 7.875% Class A Credit Card Participation Certificates, Series 1991-6 8.350% Class B Credit Card Participation Certificates, Series 1991-6
      6 1/4% Class B Credit Card Participation Certificates, Series 1992-1 Floating Rate Class A Credit Card Participation Certificates, Series 1992-3 Floating Rate Class B Credit Card Participation Certificates, Series 1992-3
      5 1/2% Class B Credit Card Participation Certificates, Series 1993-1
       5.95% Class A Credit Card Participation Certificates, Series 1993-2 6.15% Class B Credit Card Participation Certificates, Series 1993-2 5.50% Class A Credit Card Participation Certificates, Series 1993-3 5.70% Class B Credit Card Participation Certificates, Series 1993-3 7.25% Class A Credit Card Participation Certificates, Series 1994-2 7.50% Class B Credit Card Participation Certificates, Series 1994-2 6.80% Class A Credit Card Participation Certificates, Series 1994-3 7.00% Class B Credit Card Participation Certificates, Series 1994-3 8.25% Class A Credit Card Participation Certificates, Series 1994-4 8.25% Class A Credit Card Participation Certificates, Series 1995-1 8.45% Class B Credit Card Participation Certificates, Series 1995-1

                                                       (cover page 1 of 2 pages)

       7.85% Class A Credit Card Participation Certificates, Series 1995-3 Floating Rate Class A Credit Card Participation Certificates, Series 1995-4
       7.65% Class B Credit Card Participation Certificates, Series 1995-4 Floating Rate Class A Credit Card Participation Certificates, Series 1995-5
       6.75% Class A Credit Card Participation Certificates, Series 1995-6 6.90% Class B Credit Card Participation Certificates, Series 1995-6 6.70% Class A Credit Card Participation Certificates, Series 1995-8 6.85% Class B Credit Card Participation Certificates, Series 1995-8 6.55% Class A Credit Card Participation Certificates, Series 1995-9 6.65% Class B Credit Card Participation Certificates, Series 1995-9
      5.90% Class A Credit Card Participation Certificates, Series 1995-10 6.05% Class B Credit Card Participation Certificates, Series 1995-10
  Floating Rate Class A Credit Card Participation Certificates, Series 1995-11
    Zero Coupon Class A Credit Card Participation Certificates, Series 1996-1 Zero Coupon Class B Credit Card Participation Certificates, Series 1996-1
   Floating Rate Class A Credit Card Participation Certificates, Series 1996-5 Floating Rate Class B Credit Card Participation Certificates, Series 1996-5 Floating Rate Class A Credit Card Participation Certificates, Series 1996-6 Floating Rate Class B Credit Card Participation Certificates, Series 1996-6
       6.55% Class A Credit Card Participation Certificates, Series 1997-2 6.70% Class B Credit Card Participation Certificates, Series 1997-2
      6.839% Class A Credit Card Participation Certificates, Series 1997-3 6.989% Class B Credit Card Participation Certificates, Series 1997-3
   Floating Rate Class A Credit Card Participation Certificates, Series 1997-4 Floating Rate Class B Credit Card Participation Certificates, Series 1997-4
                       (collectively, the "Certificates"))

               (Exact name of registrant as specified in charter)



         UNITED STATES OF AMERICA                   46-0358360
      (State or other jurisdiction of   (I.R.S. Employer Identification No.)
             incorporation)


      33-38312,  33-41054,  33-41055,  33-42235,  33-43575,  33-43576, 33-47657,
     33-48148, 33-52152, 33-62180, 33-77802, 33-84834, 33-97664 AND 33-99328
                              (Commission File No.)


                           701 EAST 60TH STREET, NORTH
                         SIOUX FALLS, SOUTH DAKOTA 57117
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (605) 331-2626


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


                                                       (cover page 2 of 2 pages)

ITEM 5.  OTHER EVENTS.

     Set forth below is the monthly report and servicer's certificate for each Series referenced on the cover page of this Form 8-K (each, a "Monthly Report") for the Due Period ending July 28, 1997 and the related Distribution Date delivered pursuant to Section 5.02 of the applicable Series Supplement to the Pooling and Servicing Agreement (together, the "Agreement") relating to Citibank Credit Card Master Trust I, among Citibank (South Dakota), N.A., as Seller and Servicer, Citibank (Nevada), National Association, as Seller, and Yasuda Bank and Trust Company (U.S.A.), as Trustee. Each Monthly Report contains information relating to the distribution, if any, to Certificateholders of the related Series on the referenced Distribution Date as well as information relating to the Receivables and the Accounts from which the Receivables have arisen. Capitalized terms used but not defined herein have the meanings set forth in the Agreement.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

                       CITIBANK CREDIT CARD MASTER TRUST I
                     For the Due Period Ending July 28, 1997

================================================================================


This Certificate relates to the Due Period ending July 28, 1997 and the related Distribution Date.

A.  Information Regarding the Portfolio
    -----------------------------------

    1.  Portfolio Yield.........................................         11.64%

          Yield Component.......................................         17.61%

          Credit Loss Component.................................          5.97%

    2.  New Purchase Rate.......................................         21.51%

    3.  Total Payment Rate......................................         21.98%

    4.  Principal Payment Rate..................................         20.90%

    5. Aggregate Amount of Principal Receivables in the Trust:

          Beginning of Due Period..............................$ 35,028,535,288

          Average..............................................$ 34,788,014,988

          Lump Sum Addition....................................$              0

          End of Due Period....................................$ 34,789,248,885

    6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period):

            Current............................................$ 31,711,448,098
               5-34 days delinquent............................$  1,963,071,315
              35-64 days delinquent............................$    621,586,070
              65-94 days delinquent............................$    361,928,124
             95-124 days delinquent............................$    266,243,127
            125-154 days delinquent............................$    218,414,505
            155-184 days delinquent............................$    179,881,529

            Current.............................................         89.78%
               5-34 days delinquent.............................          5.56%
              35-64 days delinquent.............................          1.76%
              65-94 days delinquent.............................          1.02%
             95-124 days delinquent.............................          0.75%
            125-154 days delinquent.............................          0.62%
            155-184 days delinquent.............................          0.51%

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

                 CITIBANK  CREDIT  CARD  MASTER  TRUST  I -  GROUP 1
                    For the Due Period Ending July 28, 1997

================================================================================

                                             Current Due       Current Due
                                             Period on an      Period on a
                                             Actual Basis(1)   Standard Basis(1)
B. Information Regarding Group 1
   -----------------------------
   (Percentage Basis)

   1.  Portfolio Yield                              11.64%              11.61%
   2.  Weighted Average Certificate Rate             6.50%               6.54%
   3.  Weighted Average Investor Fee Rates
           Fixed Servicing Fee                       0.53%               0.54%
           Others                                    0.11%               0.11%
   4.  Surplus Finance Charge Collections            4.50%               4.42%
   5.  Required Surplus Finance Charge Amount        0.00%               0.00%
   6.  Aggregate Surplus Finance Charge Amount       4.50%               4.42%
        minus Required Surplus Finance Charge Amount

C. Information Regarding Group 1
   -----------------------------
   (Dollar Basis)

   1.  Total Investor Collections                 $6,095,800,966 $ 6,095,172,092
           Principal Collections                  $5,705,749,206 $ 5,705,749,206
           Finance Charge Collections             $  390,051,760 $   389,422,886
   2.  Investor Default Amount                    $  131,424,607 $   131,424,607
   3.  Investor Monthly Interest                  $  131,447,239 $   132,330,826
   4.  Investor Monthly Fees
           Fixed Servicing Fees                   $   10,761,949 $    10,917,071
           Others                                 $    2,722,926 $     2,729,529
   5.  Surplus Finance Charge Collections         $  113,695,039 $   112,020,853
   6.  Required Surplus Finance Charge Collections$            0 $             0
   7. Aggregate Surplus Finance Charge Amount $ 113,695,039 $ 112,020,853 minus Required Surplus Finance Charge Amount


  (1) Values for "Current Due Period on an Actual Basis" reflect, in the case of a first due period close of a series, activity from the series cut-off or close dates until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first distribution date. Values for "Current Due Period on a Standard Basis" reflect activity for the entire current period, as if all series had already been outstanding prior to the first day of such period.

       All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using daycounts appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue from June 26, 1997 to July 28, 1997, 33 days, or July 7 , 1997 to August 6 , 1997, 31 days (standard basis).

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1991-3
                     For the Due Period Ending July 28, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1991-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1991-3
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    802,083,333

   1b.  Class B Invested Amount         ......................$    109,000,000

   2a.  Class A Monthly Interest .............................$      6,471,354

   2b.  Class B Monthly Interest .............................$        840,208

   3a.  Balance in the Class A Interest Funding Account.......$      6,471,354

   3b.  Balance in the Class B Interest Funding Account.......$        840,208

   4a.  Available Cash Collateral Amount......................$     68,880,000

   4b.  Percent of Class B Invested Amount         ............         63.19%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$     72,916,667

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$     72,916,667

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1991-3
                     For the Due Period Ending July 28, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$   72,916,667

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1991-3
                     For the Due Period Ending July 28, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1991-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1.      Capitalized   terms  used  in  this   Certificate  have  their
                  respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of August 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                    Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Servicing Officer

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1991-6
                     For the Due Period Ending July 28, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1991-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1991-6
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    850,000,000

   1b.  Class B Invested Amount         ......................$    105,500,000

   2a.  Class A Monthly Interest .............................$      5,578,125

   2b.  Class B Monthly Interest .............................$        734,104

   3a.  Balance in the Class A Interest Funding Account.......$     16,734,375

   3b.  Balance in the Class B Interest Funding Account.......$      2,202,313

   4a.  Available Cash Collateral Amount......................$     66,885,000

   4b.  Percent of Class B Invested Amount         ............         63.40%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1991-6
                     For the Due Period Ending July 28, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1991-6
                     For the Due Period Ending July 28, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1991-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1.      Capitalized   terms  used  in  this   Certificate  have  their
                  respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of August 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                    Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Servicing Officer

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1992-1
                     For the Due Period Ending July 28, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1992-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1992-1
    ------------------------------------

   1a.  Class A Invested Amount         ......................$              0

   1b.  Class B Invested Amount         ......................$    134,800,000

   2a.  Class A Monthly Interest .............................$        253,386

   2b.  Class B Monthly Interest .............................$        702,083

   3a.  Balance in the Class A Interest Funding Account.......$        253,386

   3b.  Balance in the Class B Interest Funding Account.......$      4,212,500

   4a.  Available Cash Collateral Amount......................$    105,300,000

   4b.  Percent of Class B Invested Amount         ............         78.12%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a. Class A Monthly Principal for the Distribution Date(2) $    129,166,667

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1992-1
                     For the Due Period Ending July 28, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$  129,420,053

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$    4,212,500

    2a. The amount of the distribution set forth in item 1(a) above in respect of principal on the Class A Certificates.......$  129,166,667

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$      253,386

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$    4,212,500

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1992-1
                     For the Due Period Ending July 28, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1992-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1.      Capitalized   terms  used  in  this   Certificate  have  their
                  respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of August 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                    Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Servicing Officer

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1992-3
                     For the Due Period Ending July 28, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1992-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1992-3
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    104,166,667

   1b.  Class B Invested Amount         ......................$     80,000,000

   2a.  Class A Monthly Interest .............................$      1,096,571

   2b.  Class B Monthly Interest .............................$        443,472

   3a.  Balance in the Class A Interest Funding Account.......$     12,734,375

   3b.  Balance in the Class B Interest Funding Account.......$        858,333

   4a.  Available Cash Collateral Amount......................$     93,100,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a. Class A Monthly Principal for the Distribution Date(2) $    104,166,667

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$  1,145,833,333

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1992-3
                     For the Due Period Ending July 28, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$1,145,833,333

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1992-3
                     For the Due Period Ending July 28, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1992-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1.      Capitalized   terms  used  in  this   Certificate  have  their
                  respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 15, 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of August 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                    Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Servicing Officer

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-1
                     For the Due Period Ending July 28, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1993-1
    ------------------------------------

   1a.  Class A Invested Amount         ......................$              0

   1b.  Class B Invested Amount         ......................$     74,000,000

   2a.  Class A Monthly Interest .............................$        138,954

   2b.  Class B Monthly Interest .............................$        339,167

   3a.  Balance in the Class A Interest Funding Account.......$        138,954

   3b.  Balance in the Class B Interest Funding Account.......$      2,035,000

   4a.  Available Cash Collateral Amount......................$     55,440,000

   4b.  Percent of Class B Invested Amount         ............         74.92%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$     70,833,333

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-1
                     For the Due Period Ending July 28, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$   70,972,287

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$    2,035,000

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$   70,833,333

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$      138,954

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$    2,035,000

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-1
                     For the Due Period Ending July 28, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1.      Capitalized   terms  used  in  this   Certificate  have  their
                  respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of August 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                    Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Servicing Officer

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-2
                     For the Due Period Ending July 28, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1993-2
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    750,000,000

   1b.  Class B Invested Amount         ......................$     48,000,000

   2a.  Class A Monthly Interest .............................$      3,718,750

   2b.  Class B Monthly Interest .............................$        246,000

   3a.  Balance in the Class A Interest Funding Account.......$     18,593,750

   3b.  Balance in the Class B Interest Funding Account.......$      1,230,000

   4a.  Available Cash Collateral Amount......................$     55,860,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-2
                     For the Due Period Ending July 28, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-2
                     For the Due Period Ending July 28, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1.      Capitalized   terms  used  in  this   Certificate  have  their
                  respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of August 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                    Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Servicing Officer

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-3
                     For the Due Period Ending July 28, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1993-3
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    750,000,000

   1b.  Class B Invested Amount         ......................$     48,000,000

   2a.  Class A Monthly Interest .............................$      3,437,500

   2b.  Class B Monthly Interest .............................$        228,000

   3a.  Balance in the Class A Interest Funding Account.......$      3,437,500

   3b.  Balance in the Class B Interest Funding Account.......$        228,000

   4a.  Available Cash Collateral Amount......................$     55,860,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-3
                     For the Due Period Ending July 28, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-3
                     For the Due Period Ending July 28, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1.      Capitalized   terms  used  in  this   Certificate  have  their
                  respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of August 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                    Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Servicing Officer

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-2
                     For the Due Period Ending July 28, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1994-2
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    940,000,000

   1b.  Class B Invested Amount         ......................$     60,000,000

   2a.  Class A Monthly Interest .............................$      5,679,167

   2b.  Class B Monthly Interest .............................$        375,000

   3a.  Balance in the Class A Interest Funding Account.......$     22,716,667

   3b.  Balance in the Class B Interest Funding Account.......$      1,500,000

   4a.  Available Cash Collateral Amount......................$     70,000,000

   4b.  Percent of Class B Invested Amount         ............        116.67%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-2
                     For the Due Period Ending July 28, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-2
                     For the Due Period Ending July 28, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1.      Capitalized   terms  used  in  this   Certificate  have  their
                  respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of August 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                    Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Servicing Officer

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-3
                     For the Due Period Ending July 28, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1994-3
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    500,000,000

   1b.  Class B Invested Amount         ......................$     32,000,000

   2a.  Class A Monthly Interest .............................$      2,833,333

   2b.  Class B Monthly Interest .............................$        186,667

   3a.  Balance in the Class A Interest Funding Account.......$     11,333,333

   3b.  Balance in the Class B Interest Funding Account.......$        746,667

   4a.  Available Cash Collateral Amount......................$     37,240,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-3
                     For the Due Period Ending July 28, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-3
                     For the Due Period Ending July 28, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1.      Capitalized   terms  used  in  this   Certificate  have  their
                  respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of August 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                    Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Servicing Officer

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-4
                     For the Due Period Ending July 28, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1994-4
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    750,000,000

   1b.  Class B Invested Amount         ......................$     48,000,000

   2a.  Class A Monthly Interest .............................$      5,156,250

   2b.  Class B Monthly Interest .............................$        249,550

   3a.  Balance in the Class A Interest Funding Account.......$     15,468,750

   3b.  Balance in the Class B Interest Funding Account.......$        249,550

   4a.  Available Cash Collateral Amount......................$     55,860,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-4
                     For the Due Period Ending July 28, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$      249,550

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$      249,550

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-4
                     For the Due Period Ending July 28, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1.      Capitalized   terms  used  in  this   Certificate  have  their
                  respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of August 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                    Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Servicing Officer

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-1
                     For the Due Period Ending July 28, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1995-1
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    625,000,000

   1b.  Class B Invested Amount         ......................$     40,000,000

   2a.  Class A Monthly Interest .............................$      4,296,875

   2b.  Class B Monthly Interest .............................$        281,667

   3a.  Balance in the Class A Interest Funding Account.......$      4,296,875

   3b.  Balance in the Class B Interest Funding Account.......$        281,667

   4a.  Available Cash Collateral Amount......................$     46,550,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-1
                     For the Due Period Ending July 28, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-1
                     For the Due Period Ending July 28, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1.      Capitalized   terms  used  in  this   Certificate  have  their
                  respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of August 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                    Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Servicing Officer

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-3
                     For the Due Period Ending July 28, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1995-3
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    625,000,000

   1b.  Class B Invested Amount         ......................$     40,000,000

   2a.  Class A Monthly Interest .............................$      4,088,542

   2b.  Class B Monthly Interest .............................$        204,858

   3a.  Balance in the Class A Interest Funding Account.......$     24,531,250

   3b.  Balance in the Class B Interest Funding Account.......$        204,858

   4a.  Available Cash Collateral Amount......................$     46,550,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-3
                     For the Due Period Ending July 28, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$   24,531,250

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$      204,858

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$   24,531,250

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$      204,858

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-3
                     For the Due Period Ending July 28, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1.      Capitalized   terms  used  in  this   Certificate  have  their
                  respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of August 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                    Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Servicing Officer

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-4
                     For the Due Period Ending July 28, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1995-4
    ------------------------------------

   1a.  Class A Invested Amount         ......................$  1,000,000,000

   1b.  Class B Invested Amount         ......................$     64,000,000

   2a.  Class A Monthly Interest .............................$      5,091,319

   2b.  Class B Monthly Interest .............................$        408,000

   3a.  Balance in the Class A Interest Funding Account.......$     15,109,722

   3b.  Balance in the Class B Interest Funding Account.......$      2,448,000

   4a.  Available Cash Collateral Amount......................$     74,480,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-4
                     For the Due Period Ending July 28, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$   15,109,722

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$    2,448,000

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$   15,109,722

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$    2,448,000

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-4
                     For the Due Period Ending July 28, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1.      Capitalized   terms  used  in  this   Certificate  have  their
                  respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 15, 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of August 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                    Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Servicing Officer

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-5
                     For the Due Period Ending July 28, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1995-5
    ------------------------------------

   1a.  Class A Invested Amount         ......................$  1,000,000,000

   1b.  Class B Invested Amount         ......................$     64,000,000

   2a.  Class A Monthly Interest .............................$      5,687,500

   2b.  Class B Monthly Interest .............................$        327,222

   3a.  Balance in the Class A Interest Funding Account.......$     17,062,500

   3b.  Balance in the Class B Interest Funding Account.......$        327,222

   4a.  Available Cash Collateral Amount......................$     74,480,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-5
                     For the Due Period Ending July 28, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$   17,062,500

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$      327,222

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$   17,062,500

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$      327,222

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-5
                     For the Due Period Ending July 28, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1.      Capitalized   terms  used  in  this   Certificate  have  their
                  respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of August 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                    Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Servicing Officer

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-6
                     For the Due Period Ending July 28, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1995-6
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    750,000,000

   1b.  Class B Invested Amount         ......................$     48,000,000

   2a.  Class A Monthly Interest .............................$      4,218,750

   2b.  Class B Monthly Interest .............................$        276,000

   3a.  Balance in the Class A Interest Funding Account.......$      8,437,500

   3b.  Balance in the Class B Interest Funding Account.......$        552,000

   4a.  Available Cash Collateral Amount......................$     55,860,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-6
                     For the Due Period Ending July 28, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-6
                     For the Due Period Ending July 28, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1.      Capitalized   terms  used  in  this   Certificate  have  their
                  respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of August 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                    Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Servicing Officer

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-8
                     For the Due Period Ending July 28, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-8 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1995-8
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    400,000,000

   1b.  Class B Invested Amount         ......................$     25,540,000

   2a.  Class A Monthly Interest .............................$      2,233,333

   2b.  Class B Monthly Interest .............................$        145,791

   3a.  Balance in the Class A Interest Funding Account.......$     11,166,667

   3b.  Balance in the Class B Interest Funding Account.......$        728,954

   4a.  Available Cash Collateral Amount......................$     29,787,800

   4b.  Percent of Class B Invested Amount         ............        116.63%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-8
                     For the Due Period Ending July 28, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-8
                     For the Due Period Ending July 28, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-8 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1.      Capitalized   terms  used  in  this   Certificate  have  their
                  respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of August 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                    Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Servicing Officer

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-9
                     For the Due Period Ending July 28, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1995-9
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    500,000,000

   1b.  Class B Invested Amount         ......................$     32,000,000

   2a.  Class A Monthly Interest .............................$      2,729,167

   2b.  Class B Monthly Interest .............................$        177,333

   3a.  Balance in the Class A Interest Funding Account.......$     10,916,667

   3b.  Balance in the Class B Interest Funding Account.......$        709,333

   4a.  Available Cash Collateral Amount......................$     37,240,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-9
                     For the Due Period Ending July 28, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-9
                     For the Due Period Ending July 28, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1.      Capitalized   terms  used  in  this   Certificate  have  their
                  respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of August 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                    Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Servicing Officer

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

              Citibank Credit Card Master Trust I, Series 1995-10
                     For the Due Period Ending July 28, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-10 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1995-10
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    750,000,000

   1b.  Class B Invested Amount         ......................$     48,000,000

   2a.  Class A Monthly Interest .............................$      3,687,500

   2b.  Class B Monthly Interest .............................$        242,000

   3a.  Balance in the Class A Interest Funding Account.......$     22,125,000

   3b.  Balance in the Class B Interest Funding Account.......$      1,452,000

   4a.  Available Cash Collateral Amount......................$     55,860,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

              Citibank Credit Card Master Trust I, Series 1995-10
                     For the Due Period Ending July 28, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$   22,125,000

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$    1,452,000

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$   22,125,000

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$    1,452,000

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

              Citibank Credit Card Master Trust I, Series 1995-10
                     For the Due Period Ending July 28, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-10 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1.      Capitalized   terms  used  in  this   Certificate  have  their
                  respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of August 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                    Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Servicing Officer

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

              Citibank Credit Card Master Trust I, Series 1995-11
                     For the Due Period Ending July 28, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-11 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1995-11
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    625,000,000

   1b.  Class B Invested Amount         ......................$     40,000,000

   2a.  Class A Monthly Interest .............................$      3,040,104

   2b.  Class B Monthly Interest .............................$        197,600

   3a.  Balance in the Class A Interest Funding Account.......$      9,120,313

   3b.  Balance in the Class B Interest Funding Account.......$        197,600

   4a.  Available Cash Collateral Amount......................$     46,550,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

              Citibank Credit Card Master Trust I, Series 1995-11
                     For the Due Period Ending July 28, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$    9,120,313

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$      197,600

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$    9,120,313

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$      197,600

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

              Citibank Credit Card Master Trust I, Series 1995-11
                     For the Due Period Ending July 28, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-11 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1.      Capitalized   terms  used  in  this   Certificate  have  their
                  respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 15, 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of August 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                    Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Servicing Officer

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1996-1
                     For the Due Period Ending July 28, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1996-1
    ------------------------------------

   1a.  Class A Accreted Invested Amount......................$    813,019,099

   1b.  Class B Accreted Invested Amount......................$     51,761,225

   2a.  Class A Monthly Accretion.............................$      3,923,285

   2b.  Class B Monthly Accretion.............................$        256,117

   3a.  Balance in the Class A Interest Funding Account.......$              0

   3b.  Balance in the Class B Interest Funding Account.......$              0

   4a.  Available Cash Collateral Amount......................$     60,618,352

   4b.  Percent of Class B Accreted Invested Amount............        117.11%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1996-1
                     For the Due Period Ending July 28, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1996-1
                     For the Due Period Ending July 28, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1.      Capitalized   terms  used  in  this   Certificate  have  their
                  respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of August 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                    Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Servicing Officer

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

                Citibank Credit Card MasterTrust I,Series 1996-5
                     For the Due Period Ending July 28, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1996-5
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    750,000,000

   1b.  Class B Invested Amount         ......................$     48,000,000

   2a.  Class A Monthly Interest .............................$      4,293,188

   2b.  Class B Monthly Interest .............................$        281,480

   3a.  Balance in the Class A Interest Funding Account.......$      8,586,375

   3b.  Balance in the Class B Interest Funding Account.......$        562,960

   4a.  Available Cash Collateral Amount......................$     55,860,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

                Citibank Credit Card MasterTrust I,Series 1996-5
                     For the Due Period Ending July 28, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

                Citibank Credit Card MasterTrust I,Series 1996-5
                     For the Due Period Ending July 28, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1.      Capitalized   terms  used  in  this   Certificate  have  their
                  respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 15, 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of August 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                    Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Servicing Officer

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I,Series 1996-6
                     For the Due Period Ending July 28, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1996-6
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    940,000,000

   1b.  Class B Invested Amount         ......................$     60,000,000

   2a.  Class A Monthly Interest .............................$      5,071,692

   2b.  Class B Monthly Interest .............................$        333,865

   3a.  Balance in the Class A Interest Funding Account.......$     10,143,383

   3b.  Balance in the Class B Interest Funding Account.......$        667,730

   4a.  Available Cash Collateral Amount......................$     70,000,000

   4b.  Percent of Class B Invested Amount         ............        116.67%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I,Series 1996-6
                     For the Due Period Ending July 28, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I,Series 1996-6
                     For the Due Period Ending July 28, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1.      Capitalized   terms  used  in  this   Certificate  have  their
                  respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 11, 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of August 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                    Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Servicing Officer

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-2
                     For the Due Period Ending July 28, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1997-2
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    750,000,000

   1b.  Class B Invested Amount         ......................$     48,000,000

   2a.  Class A Monthly Interest .............................$      4,093,750

   2b.  Class B Monthly Interest .............................$        268,000

   3a.  Balance in the Class A Interest Funding Account.......$     26,882,292

   3b.  Balance in the Class B Interest Funding Account.......$      1,759,867

   4a.  Available Cash Collateral Amount......................$     55,860,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-2
                     For the Due Period Ending July 28, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$   26,882,292

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$    1,759,867

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$   26,882,292

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$    1,759,867

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-2
                     For the Due Period Ending July 28, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1.      Capitalized   terms  used  in  this   Certificate  have  their
                  respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 15, 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of August 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                    Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Servicing Officer

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-3
                     For the Due Period Ending July 28, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1997-3
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    400,000,000

   1b.  Class B Invested Amount         ......................$     25,540,000

   2a.  Class A Monthly Interest .............................$      2,279,667

   2b.  Class B Monthly Interest .............................$        148,749

   3a.  Balance in the Class A Interest Funding Account.......$     13,678,000

   3b.  Balance in the Class B Interest Funding Account.......$        892,495

   4a.  Available Cash Collateral Amount......................$     29,787,800

   4b.  Percent of Class B Invested Amount         ............        116.63%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-3
                     For the Due Period Ending July 28, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$   13,678,000

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$      892,495

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$   13,678,000

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$      892,495

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-3
                     For the Due Period Ending July 28, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1.      Capitalized   terms  used  in  this   Certificate  have  their
                  respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 11, 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of August 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                    Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Servicing Officer

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-4
                     For the Due Period Ending July 28, 1997

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1997-4
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    750,000,000

   1b.  Class B Invested Amount         ......................$     48,000,000

   2a.  Class A Monthly Interest .............................$      4,254,000

   2b.  Class B Monthly Interest .............................$        279,356

   3a.  Balance in the Class A Interest Funding Account.......$      8,508,000

   3b.  Balance in the Class B Interest Funding Account.......$        558,712

   4a.  Available Cash Collateral Amount......................$     55,860,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-4
                     For the Due Period Ending July 28, 1997

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-4
                     For the Due Period Ending July 28, 1997

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Yasuda Bank and Trust Company (U.S.A), as Trustee, does hereby certify as follows:

          1.      Capitalized   terms  used  in  this   Certificate  have  their
                  respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3. The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 11, 1997.

          5.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7.      As  of  the  date  hereof,   to  the  best  knowledge  of  the
                  undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of August 1997.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                    Servicer,


                               By:/s/ Susan Sexton
                                         Name: Susan Sexton
                                         Title: Servicing Officer

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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CITIBANK (SOUTH DAKOTA), N.A.,
                                   as Servicer
                                Citibank Credit Card Master Trust I



                          By: /s/ Eugene D. Rowenhorst
                             ----------------------------------------------
                              Eugene D. Rowenhorst
                              Senior Vice President


Date: August 18, 1997



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